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                                                                   Exhibit 10.27

                                                                  Execution Copy


                               AMENDMENT NO. 1 TO
        THE SECURITIES TRANSFER, RECAPITALIZATION AND HOLDERS AGREEMENT

          THIS AMENDMENT NO. 1 TO THE SECURITIES TRANSFER, RECAPITALIZATION AND HOLDERS AGREEMENT, dated June 27, 2001 (the "Amendment"), is by and among DELCO REMY INTERNATIONAL, INC., a Delaware corporation (the "Company"), COURT SQUARE CAPITAL LIMITED, a Delaware corporation ("Court Square"), DRI GROUP LLC, a Delaware limited liability company ("DRI Group"), the Individual Investors and BERKSHIRE HATHAWAY INC., a Delaware corporation (the "Purchaser"). The Company, Court Square, DRI Group, the Individual Investors and the Purchaser are sometimes referred to herein individually as a "Party" and collectively as the "Parties."

                                   Background
                                   ----------

          A. The Company, Court Square, DRI Group, World Equity Partners, L.P., a Delaware limited partnership ("WEP"), DRI Acquisition Corporation, a Delaware corporation ("DRI Acquisition") and the Individual Investors are parties to that certain Securities Transfer, Recapitalization and Holders Agreement, dated March 14, 2001 (the "Original Agreement").

          B. The Original Agreement sets forth certain agreements and understandings among the Parties thereto with respect to the stock of the Company held by the Parties.

          C. The Company, Court Square, WEP and the Purchaser have entered into that certain Securities Purchase Agreement date of even date herewith (the "Purchase Agreement"). Pursuant to the Purchase Agreement, Court Square shall sell to the Purchaser, and the Purchaser shall purchase, 315,697.65 shares of the Company's 12% Series A Cumulative Compounding Preferred Stock, par value $.01 per share (the "Series A Preferred Stock") and 341,544.24 shares of the Company's Class C Common Stock, par value $.001 per share, to the Purchaser and WEP shall sell to the Purchaser, and the Purchaser shall purchase, the 144,707.31 shares of Series A Preferred Stock and the 156,554.70 shares of the Company's Class B Common Stock, par value $.001 per share, obtained by WEP upon exercise of that certain Stock Purchase Warrant issued on March 14, 2001 by the Company to WEP.

          D. In connection with, and as a condition to, the transactions contemplated by the Purchase Agreement, the Parties now desire to amend the Original Agreement in accordance with Section 8.1 thereof, as provided in this Amendment.

                                     Terms
                                     -----

          In consideration of the mutual covenants contained herein and intending to be legally bound hereby, the Parties hereby agree as follows:

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  Section 1.    Defined Terms.  Capitalized terms not otherwise defined herein
                -------------
shall have the respective meanings ascribed to such terms in the Original Agreement.

   Section 2.    Status of Purchaser.  Upon execution and delivery of this
                 -------------------
Amendment, the Purchaser shall become a party to the Original Agreement, shall constitute an "Investor" for all purposes under Sections 3.5(b) and (c) (but in no event under Section 3.5(a)), Article IV, Article VII, and Article VIII of the Original Agreement and shall constitute an "Institutional Investor" for purposes of Section 4.2 of the Original Agreement.

   Section 3.    Sale of the Company.  Section 4.4(a) of the Agreement is hereby
                 -------------------
stricken and replaced in its entirety with the following:

               "If the Board of Directors and holders of at least fifty percent (50%) of the outstanding Common Stock held by the Investors and their Permitted Transferees approve the sale of the Company to: (i) a non-affiliated third party, or (ii) an affiliate of either the Company or any stockholder of the Company in a transaction for the purpose of effecting a holding company reorganization in which the only consideration received by each Investor and Permitted Transferee consists of shares of capital stock of the holding company issued in such transaction (whether by merger, consolidation, sale of all or substantially all of its assets or sale of all or a majority of the outstanding capital stock) (an "Approved Sale"), each Investor and Permitted Transferee will consent to, vote for, raise no objections against, and waive dissenters and appraisal rights (if any) with respect to, the Approved Sale, and if the Approved Sale is structured as a sale of stock, each Investor and Permitted Transferee will agree to sell and will be permitted to sell all of such Investor's and Permitted Transferee's Common Stock on the terms and conditions approved by the Board of Directors and the holders of a majority of the Common Stock then outstanding. Each Investor and Permitted Transferee will take all necessary and desirable actions in connection with the consummation of an Approved Sale."

   Section 4.    Right of First Refusal on Transfer of Securities owned by
                 ---------------------------------------------------------
Purchaser.  The Agreement is hereby amended by adding a new Section 3.8
---------
immediately after Section 3.7 of the Agreement as follows:

          Section 3.8  Right of First Refusal.
                       ----------------------

          (a) Berkshire Hathaway Inc., a Delaware corporation ("Berkshire Hathaway"), any transferee who acquires Securities pursuant to this Section 3.8, and any Permitted Transferee of Berkshire Hathaway (except a Permitted Transferee by virtue of Section 3.5(b)(iv) hereof) (each a "Transferor") shall not Transfer (other than in connection with a redemption or purchase by the Company) any Securities unless the Transferor receives a bona fide written offer (a "Transfer Offer") from a person or entity (the "Offeror") to purchase any or all of the Securities (the "Transfer Shares") then owned by the Transferor. Prior to making any Transfer subject to the terms of this Section 3.8, a Transferor shall

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     give Court Square (including any of its Permitted Transferee that acquires
     Securities) written notice ("Transfer Notice"), which Transfer Notice shall state in reasonable detail all material terms of such proposed Transfer, the identity of the Offeror, the price or other consideration for which the Securities are proposed to be sold or transferred, and the number of shares to be sold or transferred, shall attach a copy of the Transfer Offer and shall also contain an irrevocable offer to sell the Transfer Shares to Court Square (and/or its Permitted Transferee(s) that acquires Securities and/or their designee(s)) at the price and on the terms contained in the Transfer Offer. After its receipt of the Transfer Notice, Court Square (and/or its Permitted Transferee(s) that acquires Securities and/or their designee(s)) shall have the right and option to purchase all, but not less than all, of the Transfer Shares at the price and on the terms of the Transfer Offer set forth in the Transfer Notice. Within sixty (60) days after receipt of the Transfer Notice, Court Square (and/or its Permitted Transferee(s) that acquires Securities and/or their designee(s)) shall notify the Transferor whether or not it wishes to purchase the Transfer Shares and, if so, indicating the number of Transfer Shares desired to be purchased and the allocation of such Transfer Shares among Court Square and/or its Permitted Transferee(s) that acquires Securities and/or their designee(s) (provided that if Court Square and/or its Permitted Transferee(s) that acquires Securities and/or their designee(s) cannot agree as to the allocation of such Transfer Shares, each shall be entitled to participate (or designate its right to participate) pro rata based on the number of Securities held by such party and the number of Securities held by all parties exercising (or designating their rights to exercise) such right of first refusal); provided, however, that Court Square (and/or
                                   --------  -------
     its Permitted Transferee(s) that acquires Securities and/or their designee(s)) shall provide such notice within thirty (30) days after receipt by Court Square (and/or its Permitted Transferee(s) that acquires Securities) of the Transfer Notice if Court Square (and/or its Permitted Transferee(s) that acquires Securities) has received from Transferor written notice of its intent to Transfer ("Intent to Transfer Notice") not less than thirty (30) days prior to the receipt by Court Square (and/or its Permitted Transferee(s) that acquires Securities) of the Transfer Notice, which Intent to Transfer Notice shall include a good faith estimate by Transferor of all material terms of such proposed Transfer, the identity of the Offeror, the price or other consideration for which the Securities are proposed to be sold or transferred, and the number of shares to be sold or transferred; provided further, however, that if the information included in
                  -------- -------  -------
     the Intent to Transfer Notice materially changes before receipt by Court Square (and/or its Permitted Transferee(s) that acquires Securities) of the Transfer Notice, the Transferor shall provide Court Square (and/or its Permitted Transferee(s) that acquires Securities) with notice of such material changes as soon as is reasonably practicable. The closing of the purchase and sale shall be held at the place and date established by Court Square (and/or its Permitted Transferee(s) that acquires Securities and/or their designee(s)), which in no event shall be earlier than five (5) business days or later than fifteen (15) days from the date on which Court Square (and/or its

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     Permitted Transferee(s) that acquires Securities and/or their designee(s))
     gives notice of its election to purchase the Transfer Shares.

        (b) In the event Court Square (and/or its Permitted Transferee(s) that acquires Securities and/or their designee(s)) does not exercise the purchase option provided for in this Section 3.8, then, subject to the other provisions hereof, for a period of sixty (60) days, the Transfer Shares may be sold or transferred by or on behalf of the Transferor to the Offeror specified in the Transfer Notice at a price not less than the price per share specified therein and otherwise on terms no less favorable to the Transferor and no more favorable to the Offeror than those contained in the Transfer Notice. Any Transfer Shares not sold during such 60-day period shall again become subject to the provisions of this Section 3.8.

        (c)  Notwithstanding anything to the contrary in Sections 3.8(a) and
     (b), in any case where non-cash consideration constitutes part of the Transfer Offer, (i) the sixty (60) day or thirty (30) period, as applicable, referenced in the fourth sentence of Section 3.8(a) shall not begin to run until the Transferor and Court Square (and/or its Permitted Transferee(s) that acquires Securities and/or their designee(s)) have determined a mutually agreed upon value of such non-cash consideration; and
     (ii) Court Square (and/or its Permitted Transferee(s) that acquires Securities and/or their designee(s)) shall be entitled to purchase the Transfer Shares at such mutually agreed upon value; provided, however, at
                                                         --------  -------
     the option of Court Square (and/or its Permitted Transferee(s) that acquires Securities and/or their designee(s)), in any case where a security constitutes part of the Transfer Offer, the Transferor shall accept the same form of security from Court Square (and/or its Permitted Transferee(s) that acquires Securities and/or their designee(s)) in a reasonably equivalent economic value as mutually agreed upon.

        (d)  Notwithstanding anything to the contrary in Sections 3.8(a) and
     (b), a Transferor shall not be required to provide a Transfer Notice or an Intent to Transfer Notice to any Permitted Transferee of Court Square unless Court Square or such Permitted Transferee first provides the Transferor (provided the Transferor is the holder of record of the Securities) with notice at the address of the Transferor appearing on the books of the Company, which notice shall state that such Permitted Transferee has acquired Securities and shall include the address of such Permitted Transferee to be used for purposes of the Transfer Notice and the Intent to Transfer Notice.

        (e) Any purported Transfer in violation of this Agreement shall be null and void and of no force and effect and the purported transferee shall have no rights or privileges in or with respect to the Company.

        (f) Prior to any proposed Transfer of any Securities, Transferor shall give written notice to the Company describing the manner and circumstances of the proposed Transfer accompanied by a written opinion of legal counsel if requested by the Company, addressed to the Company and the transfer agent, if other than the Company, and reasonably satisfactory in form and substance to each addressee, to the effect that the proposed Transfer of the Securities may be effected without registration under the Securities Act and applicable state securities laws. Each certificate evidencing the Securities transferred shall bear the legends set forth in Section 3.2 of the Purchase Agreement, except that such certificate shall not bear such legend if the opinion of counsel referred to above is to the further effect that such legend is not required in order to establish compliance with any provision of the Securities Act or applicable state securities laws. Notwithstanding the foregoing, no written opinion of legal counsel shall be required by the Company in connection with a Transfer to any Permitted Transferee of the type defined in Sections 3.5(b)(iv), 3.5(b)(v) and 3.5(b)(vi) of the Agreement.

        (g) Nothing in this Section 4 shall prevent the Transfer, free of any restrictions under the Agreement of Securities by Berkshire Hathaway or its Permitted Transferee to one or more of its Permitted Transferees, or to the Company; provided, however, that each such transferee (including each
              --------  -------
     Permitted Transferee, except a Permitted Transferee by virtue of Section 3.5(b)(iv)) shall take such Securities subject to and be fully bound by the terms of the Agreement, applicable to it with the same effect as if it were a party hereto; and provided, further, that (i) no entity or person (other
                         --------  -------
     than a Permitted Transferee by virtue of Section 3.5(b)(iv)) shall be a Permitted Transferee unless such transferee executes a joinder to the Agreement satisfactory in form and substance to the Company, and (ii) no Transfer shall be effected except in compliance with the registration requirements of the Securities Act or pursuant to an available exemption therefrom.

        (h) Section 3.8 of this Agreement shall terminate upon consummation of a Public Offering (as defined in Section 6.1(c) of the Agreement).

   Section 5.    Permitted Transferee.  The Agreement is hereby amended by
                 --------------------
adding a new Section 3.5(b)(viii) immediately after Section 3.5(b)(vii) of the Agreement as follows:

              (viii) in the case of Berkshire Hathaway (as defined below in Section 3.8(a)) and any Affiliate thereof, any escrow agent to whom any Securities held by Berkshire Hathaway and/or any such Affiliate are Transferred prior to or in connection with a conversion by the Company of shares of Series A Preferred Stock into shares of Class B Common Stock upon or concurrently with a Public Offering (as defined in Section 6.1(c) of the Agreement).

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   Section 6.    Continued Effect of Original Agreement.  Except as specifically
                 --------------------------------------
amended herein, all other terms and provisions of the Original Agreement shall remain unchanged and in full force and effect.

   Section 7.    Incorporation of Amendment.  On and after the date hereof each
                 --------------------------
reference in the Original Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall be a reference to the Original Agreement as amended hereby.

   Section 8.    Effectiveness.  This Amendment shall be effective when executed
                 -------------
by the Company, Court Square and the Purchaser.

   Section 9.    Miscellaneous.
                 -------------

                 Section 9.1      Entire Agreement. The agreement of the
                                  ----------------
Parties, which is comprised of this Amendment and the Original Agreement (including the exhibits thereto), sets forth the entire agreement and understanding between the Parties and supersedes any prior agreement or understanding, written or oral, relating to the subject matter of this Amendment and the Agreement.

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   Section 9.2.     Governing Law.  The validity, performance, construction and
                    -------------
effect of this Amendment shall be governed by and construed in accordance with the internal law of Delaware, without giving effect to principles of conflicts of law.

   Section 9.3.     Headings.  The headings in this Amendment are for
                    --------
convenience of reference only and shall not constitute a part of this Amendment, nor shall they affect their meaning, construction or effect.

   Section 9.4.     Counterparts.  This Amendment may be executed in two or more
                    ------------
counterparts and by the Parties in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same instrument.

                            [Signature Pages Follow]

          IN WITNESS WHEREOF, the Parties have executed this Amendment upon the day and year first above written.

                              DELCO REMY INTERNATIONAL, INC.


                              By:    /s/ David E. Stoll
                                 --------------------------------------
                                  Name:  David E. Stoll
                                  Title: Vice President, Treasurer & Secretary


                              COURT SQUARE CAPITAL LIMITED


                              By:    /s/ Michael Delaney
                                 --------------------------------------
                                  Name:  Michael Delaney
                                  Title: Managing Director


                              DRI GROUP LLC


                              By:
                                 --------------------------------------
                                  Name:
                                  Title:

          IN WITNESS WHEREOF, the Parties have executed this Amendment upon the day and year first above written.


                              MANAGEMENT INVESTORS:


                              --------------------------------------
                              Thomas J. Snyder
                              984 North 500 West
                              Anderson, IN  46011


                              --------------------------------------
                              J. Timothy Gargaro
                              3245 Morningview Terrace
                              Bloomfield Hills, Michigan 48301


                              --------------------------------------
                              Joseph P. Felicelli
                              10189 Summerlin Way
                              Fishers, IN 46038


                              --------------------------------------
                              Richard L. Stanley
                              3028 West 53rd Street
                              Anderson, IN 46011


                              --------------------------------------
                              Susan E. Goldy
                              11448 Lake Stonebridge Lane
                              Fishers, IN 46038


                              --------------------------------------
                              Roderick English
                              205 South Creedmore Way
                              Anderson, IN 46011


                              --------------------------------------
                              Patrick C. Mobouck
                              Grez-Doiceau, Belgium
                              Alee De La Ferme Du Bercuit 5A
                              B-1390, Hungary

          IN WITNESS WHEREOF, the Parties have executed this Amendment upon the day and year first above written.

                              MANAGEMENT INVESTORS:



                              --------------------------------------
                              Richard Keister
                              110 Carolyn Drive
                              Cross Junction, VA 22625


                              DAISY FARM LIMITED PARTNERSHIP


                              By:
                                 -----------------------------------
                                  Name:
                                  Title:




                              --------------------------------------
                              Sandra M. Stanley
                              3028 West 53rd Street
                              Anderson, IN 46011

          IN WITNESS WHEREOF, the Parties have executed this Amendment upon the day and year first above written.

                              CONTINUING INVESTORS:

                              JAMES R. GERRITY LIVING TRUST DATED
                              MARCH 6, 1990


                              By:
                                 -----------------------------------
                                  Name:
                                  Title:


                              SUSAN GERRITY LIVING TRUST DATED
                              MARCH 6, 1990


                              By:
                                 -----------------------------------
                                  Name:
                                  Title:

          IN WITNESS WHEREOF, the Parties have executed this Amendment upon the day and year first above written.

                              PURCHASER:

                              BERKSHIRE HATHAWAY INC.


                              By: /s/ Marc D. Hamburg
                                 -----------------------------------
                                  Name:  Marc D. Hamburg
                                  Title: Vice President